MATRIX ADVISORS DIVIDEND FUND
ticker: madfx
Summary Prospectus | October 31, 2017

Before you invest, you may want to review the Matrix Advisors Dividend Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at matrixadvisorsdividendfund.com/fund-application-and-documents/. You may also obtain this information at no cost by calling 1-866-209-1965 or by sending an e-mail request to cduffin@matrixassetadvisors.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.06%
Total Annual Fund Operating Expenses	3.66%
Less: Fee Waiver and/or Expense Reimbursement	-2.76%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%

(1)    Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to reduce its fees and/or pay Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and including organizational expenses) to 0.90% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least October 31, 2018. The agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Advisor is permitted, with Board approval, to recoup fees waived and expenses reimbursed in the prior three fiscal years if such recoupment does not cause the Fund to exceed the lesser of (i) the Expense Cap in effect at the time of the waiver or reimbursement and (ii) the Expense Cap in effect at the time of recoupment. Currently, the Advisor has agreed not to seek reimbursement of such fee waivers and/or expense reimbursements.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Cap for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$864	$1,657	$3,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period October 13, 2016 (commencement of operations) through June 30, 2017, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in dividend-paying common stocks or depositary receipts representing common stocks of U.S. companies and U.S.-listed international companies that the Advisor believes pay high and sustainable dividends, are financially strong, and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Classic Valuation Analysis uses valuation models to analyze statistics such as earnings growth, dividend growth, return on equity and book value versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” The Advisor seeks securities the price of which is below their Intrinsic Value and the dividend yield of which is above that of the market as represented by the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying stocks. Dividend-paying stocks are those that have declared or paid a dividend distribution within the prior 12-month period.

The Fund invests primarily in large capitalization companies, which the Advisor defines as companies with minimum market capitalizations of at least $5 billion at the time of purchase. Stocks will be sold when their dividend yield falls near or below that of the market as represented by the S&P 500® Index, there has been a significant decline in the strength of the issuer’s balance sheet or operating results, if a security needs to be sold to fund the purchase of a more attractive security with a higher dividend yield, or when the Advisor believes the market price of a security is no longer attractive compared to its Intrinsic Value. The Fund may invest in any sector. At times, the Advisor may overweight or underweight the Fund’s portfolio in one or more particular sectors.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. There is a risk that you could lose all or a portion of your investment in the Fund.

Common Stock Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.

Depositary Receipt Risk: Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Dividend Strategy Risk: Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends regardless of whether the underlying companies’ business fortunes have changed. The Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Foreign Securities Risk: Securities of foreign companies and depositary receipts representing such securities (“Foreign Securities”) are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Foreign Securities may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.

Large Capitalization Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Limited Operating History: The Fund is a recently organized, diversified management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Management Risk: The risk that the Advisor may fail to successfully implement the Fund’s investment strategies and meet its investment objective.

Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it cost when originally purchased or less than it was worth at an earlier time. The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years. Continuing market problems may have adverse effects on the Fund.

Sector Emphasis Risk: Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments.

Value Strategy Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The Advisor may not be able to accurately determine the Intrinsic Value of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.

Performance

No historical performance is available for the Fund because it only recently commenced operations. Performance information will be available after the Fund has been operating for a full calendar year. Updated performance information is available on the Fund’s website at www.matrixadvisorsdividendfund.com.

Management

Investment Advisor

Matrix Asset Advisors, Inc.

Portfolio Managers	Position with the Advisor	Managed the Fund Since
David A. Katz	President and Chief Investment Officer	2016 (inception)
Lon F. Birnholz	Senior Managing Director	2016 (inception)
Steven Pisarkiewicz	Senior Managing Director and Senior Portfolio Manager	2016 (inception)
Jordan F. Posner	Managing Director and Senior Portfolio Manager	2016 (inception)
Steven Roukis	Managing Director and Senior Portfolio Manager	2016 (inception)
Stephan J. Weinberger	Managing Director and Senior Portfolio Manager	2016 (inception)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Matrix Advisors Dividend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201- 0701), by wire transfer, by telephone at 1-866-209-1965, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open Your Account	To Add to Your Account
Regular Account	$1,000	$100
Retirement Account	$500	$100
Automatic Investment Plan	$500	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.